DIREXION SHARES ETF TRUST

Supplement dated August 1, 2022 to the
Prospectus for each 3X series of the
Direxion Shares ETF Trust (the “Funds”)

The following sentence is added to the end of the “Leverage Risk” disclosure on page 352 of the prospectus: “Each Fund is not subject to the limit on fund leverage risk set forth in Rule 18f-4(c)(2) under the 1940 Act.”
For more information, please contact the Funds at (866) 476-7523.

Please retain this Supplement with your Prospectus.